Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

AGREEMENT made as of December 16, 1985 between JWA Holding Corporation, a Delaware corporation ("Holding"), and the parties set forth on Schedule I attached hereto (collectively, the "Founders").

On or prior to January 6, 1986, Holding will issue and sell 495,028 shares of Class A Common Stock, $.10 par value per share, of Holding (the "Class A Common Stock") and 495,028 shares of Class B Common Stock, $.10 par value per share, of Holding (the "Class B Common Stock") to the Founders.  The shares of Class A Common Stock and Class B Common Stock to be purchased by the Founders have not been registered under the 1933 Act (as defined in paragraph 11 hereof).  The Class A Common Stock and the Class B Common Stock are referred to herein collectively as the "Common Stock".  In order to induce the Founders to purchase such shares of Common Stock, Holding has agreed to provide the registration rights set forth in this Agreement.

The parties hereto agree as follows:

1.           Demand Registrations.

(a)          Right to Demand Registration.  Except as otherwise provided in this Agreement, upon the request of the holder or holders of not less than 100,000 shares of the Registrable Securities (as defined in paragraph 11 hereof) Holding will prepare and file with the Securities and Exchange Commission (as defined in paragraph 11 hereof) a registration statement under the 1933 Act which will enable the holder or holders of the Registrable Securities to offer and sell their Registrable Securities.  Each registration requested pursuant to this paragraph 1(a) is referred to herein as a "Demand Registration."  Holding will be obligated to effect a total of two such Demand Registrations, and will pay all Registration Expenses (as defined in paragraph 6(a) hereof) pertaining to Registrable Securities incurred in connection with a Demand Registration.

(b)          Mechanics of Demand Registrations.  Holding shall be deemed to have received a request that it effect a Demand Registration for purposes of paragraph 1(a) if it receives at its corporate headquarters a written statement(s) signed by the holder or holders of not less than 100,000 shares of the Registrable Securities requesting that Holding effect a Demand Registration.  Within ten days after receipt of any such request for a Demand Registration, Holding will give written notice of such request to all other holders of Registrable Securities and, except as otherwise provided in this Agreement, will include in the Demand Registration all Registrable Securities with respect to which Holding has received written requests for inclusion therein within 25 days after Holding has given such written notice.  In the event that a Demand Registration has been requested pursuant to this paragraph 1(b) and the managing underwriter of such Demand Registration determines that there are not enough securities being registered pursuant to such Demand Registration for Holding to conduct a customary underwritten offering with respect to such securities, Holding will no longer be obligated to effect such Demand Registration and the holders of the Registrable Securities will be deemed to have exercised their right to one Demand Registration.

Holding may include, as determined in its sole discretion, in any Demand Registration any securities which are not Registrable Securities.  If the managing underwriter of any Demand Registration advises Holding in writing that in its opinion the number of Registrable Securities and other securities included therein exceeds the number of Registrable Securities and other securities which can be sold in such offering, Holding will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriter can be sold, pro rata among the respective holders on the basis of their relative shares of Registrable Securities held.  Any Persons (as defined in paragraph 11 hereof) other than holders of Registrable Securities who participate in Demand Registrations must pay their share of the Registration Expenses as provided in paragraph 6 hereof.

(c)          Restrictions on Registrations.  Holding will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration or a registration in which the holders of the Registrable Securities were given piggyback rights pursuant to paragraph 2 hereof.  Holding may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if Holding's board of directors determines that such Demand Registration might reasonably be expected to have an adverse effect on, or is inadvisable in view of, any proposal or plan by Holding or any of its subsidiaries to engage in any sale of securities, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration.

Holding will not be obligated to effect any Demand Registration prior to the date on which Holding's Certificate of Incorporation first permits shares of Common Stock to be transferred.  Presently, Holding's Certificate of Incorporation provides that no transfer of Common Stock may be made until the earlier of September 30, 1986 or the date of distribution by Holding of financial results for the period ending June 27, 1986.

(d)          Selection of Underwriters.  Holding will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of the Registrable Securities included in such registration, which approval will not be unreasonably withheld.

2.            Piggyback Registrations.

(a)          Right to Piggyback.  Whenever Holding proposes to register any of its securities under the 1933 Act (other than pursuant to a registration demanded as of right by the holders of such securities) and the registration form to be used in such registration may be used for the registration of the Registrable Securities (a "Piggyback Registration"), Holding will give prompt written notice (in any event within 10 days after its receipt of notice of any exercise of other Demand Registration rights) to all holders of the Registrable Securities of its intention to effect such a registration and, except as otherwise provided in this Agreement, will include in such registration all Registrable Securities with respect to which Holding has received written requests for inclusion therein within 25 days after the date on which Holding gave such notice; provided that the Registrable Securities shall have the piggyback rights set forth in this paragraph only if the securities which Holding is registering are being offered pursuant to a customary underwritten offering.

(b)          Piggyback Expenses.  The Registration Expenses of the holders of Registrable Securities will be paid by Holding in all Piggyback Registrations.

(c)          Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of Holding, and the managing underwriters advise Holding in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, Holding will include in such registration (i) first, the securities Holding proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration and other securities having piggyback rights with respect to such registration which request to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of such securities owned by such holders, and (iii) third, other securities requested to be included in such registration.

(d)          Priority on Secondary Registrations.  If a Piggy-back Registration is an underwritten secondary registration on behalf of holders of Holding's securities, and the managing underwriters advise Holding in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, Holding will include in such registration:  (i) first, the securities requested to be included therein by the holders requesting such registration, the Registrable Securities requested to be included in such registration and other securities having piggyback rights with respect to such registration requested to be included in such registration, pro rata among the holders of all such securities on the basis of the number of securities so requested to be included and (ii) second, other securities requested to be included in such registration.

(f)           Selection of Underwriters.  The selection of investment banker(s) and manager(s) for any Piggyback Registration will be in the discretion of Holding.

3.            Other Registrations.  If Holding has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 and if such previous registration has not been withdrawn or abandoned, Holding will not file or cause to be effective any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except on Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration or such earlier date as may be approved by holders of a majority of the Registrable Securities.

4.            Holdback Agreements.

(a)          Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of Holding, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any Demand.  Registration or any Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

(b)          Holding agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing on the date of receipt of notice of a request for a Demand Registration and ending 90 days after the effective date of any Demand Registration or any Piggyback Registration (except as part of such registration or pursuant to registrations on Form S-8), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from Holding at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

5.            Registration Procedures.  Whenever any holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, Holding will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Holding will as expeditiously as possible:

(a)          prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

(b)          prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months;

(c)          furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)          use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions (provided that Holding will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)          notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Holding will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)           use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Holding are then listed;

(g)          take such customary actions and enter into such customary agreements (including underwriting agreements in customary form) as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares); and

(h)          make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such underwriter, all financial and other records, pertinent corporate documents and properties of Holding, and cause Holding's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

6.            Registration Expenses.

(a)          All expenses incident to Holding's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Holding and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Holding (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that Holding will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Holding are then listed.

(b)          To the extent Registration Expenses are not required to be paid by Holding, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7.            Indemnification.

(a)          Holding agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by any information furnished in writing to Holding by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Holding has furnished such holder with a sufficient number of copies of the same.  Holding will also indemnify the underwriters of the offering, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)          In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to Holding in writing such information and affidavits as Holding reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify Holding, its directors and officers and each Person who controls Holding (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)          Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)          The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.  Holding also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Holding's indemnification is unavailable for any reason.

8.            Participation in Underwritten Registrations.  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.            New Participants.  On or after the date of this Agreement, Holding may award, sell or grant options to purchase up to 110,000 shares of Common Stock (adjusted to reflect any stock dividend, stock split, combination of shares or recapitalization affecting the Common Stock) to certain of Holding's key employees and key employees of subsidiaries of Holding.  Such Common Stock will be deemed to be Registrable Securities hereunder, and each purchaser thereof will be entitled to the rights of, and subject to the restrictions on, a holder of Registrable Securities hereunder, provided that such purchaser shall agree in writing to be bound by the provisions hereof.

10.          Current Public Information.  Once Holding has become subject to the reporting requirements of the 1934 Act (as defined in paragraph 11 hereof), Holding will file all reports required to be filed by it under such Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as the holders of a majority of the Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the 1933 Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission ("Rule 144").

11.          Definitions.

(a)           The term "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(b)          The term "Registrable Securities" means (i) the Common Stock issued to the Founders on or prior to January 6, 1986 (ii) any common equity issued or issuable with respect to the Common Stock referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  In the event of any subdivision or consolidation of, or any other similar corporate action affecting, the Registrable Securities, the 100,000 share request requirement of paragraph 1 hereof shall be proportionately adjusted.  As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have (x) been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (y) become eligible for transfer, and have been transferred, pursuant to Rule 144 or (z) been otherwise transferred and new certificates for them not bearing a legend designating them as restricted securities have been delivered by Holding.  For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (disregarding any legal restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

(c)           The term "1933 Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

(d)          The term "1934 Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

(e)           The term "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

12.          Miscellaneous.

(a)          No Inconsistent Agreements.  Holding will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

(b)          Remedies.  Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

(c)          Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended and Holding may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Holding has obtained the written consent of holders of 85% of the Registrable Securities.

(d)          Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

(e)          Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f)           Descriptive Heading.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(g)          Governing Law.  All questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by the law of Wisconsin.

(h)          Notices.  Each of the Founders agrees that all notices, demands or other communications to any or all of the Founders to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, to Mr. Samuel C. Johnson on behalf of such Founder or Founders.  Notices, demands and other communications to be sent to Holding and Mr. Johnson shall be sent to the addresses indicated below:

JWA Holding Corporation
4041 North Main
Racine, Wisconsin 53403
Attention:  President

Mr. Samuel C. Johnson
S.C. Johnson & Son, Inc.
Racine, Wisconsin 53403

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(i)            Counterparts.  This Agreement may be executed simultaneously in two or more counterparts any one of which need not contain the signatures of more than one party, but all such counterparts together will constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

JWA HOLDING CORPORATION

By	/s/ Paul N. Hermann
Its	Secretary and Vice President

/s/ Samuel C. Johnson
Samuel C. Johnson

/s/ Imogene P. Johnson
Imogene P. Johnson

H.F.J. Holding Company, Inc.

By	/s/ John M. Schroeder
Its	Vice President

Horizon 1982 Holding Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

Lighthouse Investment Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

C and H Investment Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

F and W Investment Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

Everest 1982 Investment Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

Ferndale Investment Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

Nomad Investment Co., Inc.

By	/s/ John M. Schroeder
Its	Vice President

Windpoint 1970 Holding Company, Inc.

By	/s/ John M. Schroeder
Its	Vice President

S.C.J. Marketing, Inc.

By	/s/ John M. Schroeder
Its	Vice President

J/K Management Services, Inc.

By	/s/ John M. Schroeder
Its	Vice President

C and S Associates, Limited Partnership

By	/s/
Its	General Partner

Combined Partners, Limited Partnership

By	/s/
Its	General Partner

HELSA Associates, Limited Partnership

By	/s/ Helen P. Johnson
Its	General Partner

S, C and H Partners, Limited Partnership

By	/s/
Its	General Partner

S, C and F Partners, Limited Partnership

By	/s/
Its	General Partner

S, F and H Partners, Limited Partnership

By		/s/ Helen P. Johnson
Its		General Partner

SAFISK Associates Limited Partnership

By		/s/
Its		General Partner

WISSA Associates, Limited Partnership

By		/s/ Winifred J. Marquart
Its		General Partner

Heritage Bank and Trust as Trustee of the S. Curtis Johnson Revocable Trust u/a dated June 13, 1973

By		/s/ Steven G. Gabriel

Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o Imogene P. Johnson u/a dated December 31, 1959

By:		/s/ Samuel C. Johnson
Samuel C. Johnson

By:		/s/ Raymond F. Farley
Raymond F. Farley

By:		HERITAGE BANK AND TRUST

	By	/s/ Steven G. Gabriel
Steven G. Gabriel
Senior Vice President & Trust Officer

Heritage Bank and Trustee et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o Helen P. Johnson u/a dated December 1, 1959

By:		/s/ Samuel C. Johnson
Samuel C. Johnson

By:		/s/ Raymond F. Farley
Raymond F. Farley

By:		HERITAGE BANK AND TRUST

	By	/s/ Steven G. Gabriel
Steven G. Gabriel
Senior Vice President & Trust Officer

Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o H. Fisk Johnson u/a dated December 31, 1959

By:		/s/ Samuel C. Johnson
Samuel C. Johnson

By:		/s/ Raymond F. Farley
Raymond F. Farley

By:		HERITAGE BANK AND TRUST

	By	/s/ Steven G. Gabriel
Steven G. Gabriel
Senior Vice President & Trust Officer

Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o S. Curtis Johnson u/a dated December 31, 1959

By:		/s/ Samuel C. Johnson
Samuel C. Johnson

By:		/s/ Raymond F. Farley
Raymond F. Farley

By:		HERITAGE BANK AND TRUST

	By	/s/ Steven G. Gabriel
Steven G. Gabriel
Senior Vice President & Trust Officer

Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o Winifred J. Marquart u/a dated December 31, 1959

By:		/s/ Samuel C. Johnson
Samuel C. Johnson

By:		/s/ Raymond F. Farley
Raymond F. Farley

By:		HERITAGE BANK AND TRUST

	By	/s/ Steven G. Gabriel
Steven G. Gabriel
Senior Vice President & Trust Officer

Samuel C. Johnson as Trustee of the Herbert F. Johnson Distributing Trust f/b/o Samuel C. Johnson et. al. u/a dated December 31, 1959

By:		/s/ Samuel C. Johnson

Samuel C. Johnson as Trustee of the Herbert F. Johnson Foundation Trust No. 1 f/b/o Samuel C. Johnson et. al. u/a dated January 1, 1965

By:		/s/ Samuel C. Johnson

Schedule 1

Purchasers of Class A and Class B Common Stock
on December ___, 1985

	Person	Shares of Class A Common Stock Purchased	Shares of Class B Common Stock Purchased

1.	Samuel C. Johnson	10,851	10,851

2.	Imogene P. Johnson	75	75

3.	H.F.J. Holding Company, Inc.	125,000	125,000

4.	Horizon 1982 Holding Co., Inc.	10,000	10,000

5.	Lighthouse Investment Co., Inc.	25,000	25,000

6.	C and H Investment Co., Inc.	25,000	25,000

7.	F and W Investment Co., Inc.	7,500	7,500

8.	Everest 1982 Investment Co., Inc.	10,000	10,000

9.	Ferndale Investment Co., Inc.	5,000	5,000

10.	Nomad Investment Co., Inc.	25,000	25,000

11.	Windpoint 1970 Holding Company, Inc.	50,000	50,000

12.	S.C.J. Marketing, Inc.	25,000	25,000

13.	J/K Management Services, Inc.	5,316	5,316

14.	C and S Associates, Limited Partnership	6,613	6,613

15.	Combined Partners, Limited Partnership	5,327	5,327

	Person	Shares of Class A Common Stock Purchased	Shares of Class B Common Stock Purchased

16.	HELSA Associates, Limited Partnership	7,750	7,750

17.	S, C and H Partners, Limited Partnership	7,388	7,388

18.	S, C and F Partners, Limited Partnership	7,875	7,875

19.	S, F and H Partners, Limited Partnership	6,500	6,500

20.	SAFSIK Associates, Limited Partnership	7,250	7,250

21.	WISSA Associates, Limited Partnership	9,362	9,362

22.	Heritage Bank and Trust as Trustee of the S. Curtis Johnson Revocable Trust u/a dated June 13, 1973	19	19

23.	Heritage Bank and Trust et al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o Imogene P. Johnson u/a dated December 31, 1959	8,579	8,579

24.	Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o Helen P. Johnson u/a dated December 31, 1959	4,302	4,302

25.	Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o H. Fisk Johnson u/a dated December 31, 1959	5,055	5,055

	Person	Shares of Class A Common Stock Purchased	Shares of Class B Common Stock Purchased

26.	Heritage Bank and Trust et. al. as Trustees of Herbert F. Johnson Discretionary Trust f/b/o S. Curtis Johnson u/a dated December 31, 1959	4,805	4,805

27.	Heritage Bank and Trust et. al. as Trustees of the Herbert F. Johnson Discretionary Trust f/b/o Winifred J. Marquart u/a dated December 31, 1959	4,927	4,927

28.	Samuel C. Johnson as Trustee of the Herbert J. Johnson Distributing Trust f/b/o Samuel C. Johnson et. al. u/a dated December 31, 1959	60,534	60,534

29.	Samuel C. Johnson as Trustee of the Herbert J. Johnson Foundation Trust No. 1 f/b/o Samuel C. Johnson et. al. u/a dated January 1, 1965	25,000	25,000

Total:		495,028	495,028